SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 11, 2001
                        (Date of earliest event reported)

                         iBEAM BROADCASTING CORPORATION
             (Exact name of Registrant as specified in its Charter)

          Delaware                       000-37258             94-3296895

(State or other jurisdiction of     (Commission File No.)     (IRS Employer
incorporation or organization)                               Identification No.)

                          645 Almanor Avenue, Suite 100
                               Sunnyvale, CA 94085
                         (Address of principal executive
                                    offices)

                                 (408) 523-1600

                            -------------------------

              (Registrant's telephone number, including area code)

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Item 3(a). Bankruptcy or Receivership.

      On October 11, 2001, Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The voluntary petition for bankruptcy protection covers the Registrant only and does not apply to any of the Registrant's foreign-based subsidiaries. The filing is intended to allow Registrant to remain in possession of its assets and properties, and Registrant's existing directors and officers will continue to oversee operation of Registrant's business as a debtor-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and subject to supervision and orders of the Bankruptcy Court.

      A copy of the Registrant's press release dated October 11, 2001 announcing the filing is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

      The Registrant entered into an Asset Sale Agreement (the "Asset Sale Agreement") with Williams Communications, LLC, dated as of October 11, 2001, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety, providing for the sale of substantially all of the Registrant's assets and the assumption of certain liabilities of Registrant. Four members of the Registrant's board of directors are elected by the stockholder group led by Williams Communications, LLC, three of which are currently employed by Williams Communications, LLC. All descriptions of the Asset Sale Agreement contained herein are qualified in their entirety by reference to Exhibit 2.1.

      Subject to Bankruptcy Court approval, the Registrant will be entering into a debtor-in-possession facility with Williams Communications, LLC. The facility is intended to supplement the Registrant's cash position and will be secured by certain intellectual and personal property of the Registrant.


Item 5. Other Events.

Halting and/or Suspension of Trading

      In accordance with its policies, the Nasdaq Stock Market may halt and/or suspend trading in the Registrant's common stock as a result of the Registrant's filing under Chapter 11 of the Bankruptcy Code.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

            2.1 Asset Sale Agreement by and among the Company and Williams Communications, LLC dated October 11, 2001.

            99.1  Press release, dated October 11, 2001

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iBEAM BROADCASTING CORPORATION


                                        By:  /s/ Randall K. Gausman
                                           -----------------------------
                                        Randall K. Gausman
                                        Chief Financial Officer

Date: October 11, 2001